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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the following Registration Statements:

  (1)
  Registration Statement on Form S-8 No 333-119559 of Theravance, Inc. pertaining to the 2004 Equity Incentive Plan and the 2004 Employee Stock Purchase Plan,

  (2)
  Registration Statement on Form S-8 No 333-123716 of Theravance, Inc. pertaining to the Shares Acquired Under Written Compensation Agreements,

  (3)
  Registration Statement on Form S-8 No 333-129669 of Theravance, Inc. pertaining to the 2004 Employee Stock Purchase Plan,

  (4)
  Registration Statement on Form S-8 No 333-142707 of Theravance, Inc. pertaining to the 2004 Equity Incentive Plan,

  (5)
  Registration Statement on Form S-8 No 333-150753 of Theravance, Inc. pertaining to the 2008 New Employee Equity Incentive Plan and the 2004 Employee Stock Purchase Plan,

  (6)
  Registration Statement on Form S-8 No 333-159042 of Theravance, Inc. pertaining to the 2004 Employee Stock Purchase Plan,

  (7)
  Registration Statement on Form S-3 No 333-160761 of Theravance, Inc. and the related Prospectus,

  (8)
  Registration Statement on Form S-8 No 333-161065 of Theravance, Inc. pertaining to the 2008 New Employee Equity Incentive Plan,

  (9)
  Registration Statement on Form S-8 No 333-166546 of Theravance, Inc. pertaining to the 2004 Equity Incentive Plan,

  (10)
  Registration Statement on Form S-8 No 333-173923 of Theravance, Inc. pertaining to the 2004 Employee Stock Purchase Plan,

  (11)
  Registration Statement on Form S-8 No 333-181763 of Theravance, Inc. pertaining to the 2012 Equity Incentive Plan,

  (12)
  Registration Statement on Form S-3 No 333-186058 of Theravance, Inc. and the related Prospectus, and

  (13)
  Registration Statement on Form S-8 No 333-197950 of Theravance, Inc. pertaining to the 2012 Equity Incentive Plan, the Amended and Restated 2008 New Employee Equity Incentive Plan, the 2004 Equity Incentive Plan and the 1997 Stock Plan

of our reports dated February 28, 2017, with respect to the consolidated financial statements and schedules of Innoviva, Inc. and the effectiveness of internal control over financial reporting of Innoviva, Inc. included in this Annual Report (Form 10-K) of Innoviva, Inc. for the year ended December 31, 2016.

/s/ ERNST & YOUNG LLP

San Jose, California
February 28, 2017

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM